Voyage revenues	12 Months Ended
Dec. 31, 2019
Voyage Revenues
Voyage revenues:

18.       Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the years ended December 31, 2017, 2018 and 2019, as presented in the consolidated statements of operation:

	Years ended December 31,
	2017	2018	2019

Time charters	$240,529	$397,499	$373,927
Voyage charters	102,977	253,812	437,779
Pool revenues	574	250	9,659
	$344,080	$651,561	$821,365

The voyage revenues for the year ended December 31, 2017 presented in the consolidated statement of operations have been reduced by address commission of $12,104 which is not reflected in the above analysis.

As of December 31, 2019, trade accounts receivable, net increased by $20,383, and deferred revenue decreased by $3,481 compared to December 31, 2018. These changes were mainly attributable to the timing of collections.

Further, as of December 31, 2019, deferred assets related to revenue contracts (included within “Other current assets”) increased by $805 compared to December 31, 2018, from $2,054 to $2,859. This change was mainly attributable to the increase in the number of the voyage contracts in progress as of December 31, 2019 and the timing of commencement of revenue recognition. The Company recorded $10,855 as unearned revenue related to voyages in progress as of December 31, 2018, which were recognized in earnings during the year ended December 31, 2019 as the performance obligations were satisfied in that period.